UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2008

Particle Drilling Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30819 (Commission File Number)	20-1563395 (I.R.S. Employer Identification No.)

5611 Baird Court Houston, Texas (Address of principal executive offices)	77041 (Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                           Other Events.

On April 1, 2008, Particle Drilling Technologies, Inc. (the “Company”) issued a press release clarifying the formula for determining the maximum number of shares of the Company’s common stock that shareholders of record may purchase in connection with the exercise of their over-subscription privileges, as described in the Company’s Prospectus Supplement dated March 18, 2008 relating to the Company’s previously announced rights offering.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith:

99.1                           Press release dated April 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Dated: April 3, 2008	By:	/s/ J. Chris Boswell
J. Chris Boswell
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 1, 2008.